Exhibit 99.1

 Sound Financial Bancorp, Inc. (NASDAQ: SFBC)Investor Meetings

 Safe Harbor Statement  When used in filings by Sound Financial Bancorp, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which are based on various underlying assumptions and expectations and are subject to risks, uncertainties and other unknown factors, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events, and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated below or because of other important factors that we cannot foresee that could cause our actual results to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially, include, but are not limited to: changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; secondary market conditions for loans; results of examinations of the Company or its wholly owned bank subsidiary by their regulators; competition; changes in management’s business strategies and other factors described in the Company’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission – which are available at www.soundcb.com and on the SEC’s website at www.sec.gov.The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events

 Corporate Overview

Company Overview: *Sound Financial Bancorp, Inc.*

SOUND FINANCIAL BANCORP, INC.

- ✓ Sound Financial Bancorp, Inc. (SFBC), is headquartered in Seattle, Washington with full-service branches in Seattle, Tacoma, Mountlake Terrace, Sequim, Port Angeles and Port Ludlow
  - ✓ The Bank is a Fannie Mae Approved Lender and Seller/Servicer with an additional Loan Production Office in the Madison Park neighborhood of Seattle
- ✓ Financial Highlights as of 12/31/15:
  - Assets – $540.8 million
  - Net Loans – $454.8 million (Excl. HFS)
  - Deposits – $440.0 million
  - Total Equity – $54.5 million
- ✓ SFBC has experienced substantial growth over the past few years with net loans increasing by approximately $160M and deposits by $140M since 2011
- ✓ Asset quality remains stable with NPAs / Assets of 0.54% as of 12/31/15
- ✓ Capital levels remain healthy with a CET1 ratio of 11.70% and TRBC ratio of 12.74% as of 12/31/15
- ✓ Dividend yield of 1.3% and payout ratio of 12%

Geographic Footprint


Port Angeles
Agnew
Sequim
Port Townsend
Port Hadlock
Discovery Bay
Whidbey Island
Tulalip
Marysville
Smokey Point
Everett
Mukilteo
Lake Stevens
Snohomish
Lynnwood
Edmonds
Monroe
Sultan
Richmond Beach
Bothell
Shoreline
Suquamish
Bangor
Kirkland
Redmond
Duvall
Silverdale
Bellevue
Seattle
Bremerton
Manchester
Mercer Island
Issaquah
North Bend
East Port Orchard
Shorewood
Burien
Renton
Des Moines
Kent
Covington
Gig Harbor
Federal Way
Auburn
Tacoma
Edgewood
Bonney
Shelton
Lake Cushman
Tahuya
Dungeness
Round Mountain
Cameron Creek
Tunnel Creek
Mount Constance
The Brothers
Mount Jupiter
Mount Walker
Gold Mountain
Puget Sound
Port Gardner
Snoqualmie
Tiger Mountain
Cedar
Green
KITSAP
MASON
KING

Deposit Market Share[1]

State	Market Rank	Branches	Deposits ($000)	Mkt. Share (%)	% of Franchise
Washington	34	6	$419,518	0.3%	100.0%
MSA					
Port Angeles, WA	2	2	$234,575	15.6%	55.9%
Seattle-Tacoma-Bellevue, WA	28	3	$167,209	0.2%	39.9%
Totals:		6	$419,518		100.0%

Source: SNL Financial and Company filings.
(1) Note: Market share data as of 6/30/15.

4

Major Market Demographics

- ✓ Strong demographics and growth opportunities with projected household income and population growth exceeding the national average
- ✓ Diversified economy including internet retailers, technology, financials, biotechnology, healthcare, manufacturing, transportation and retail
- ✓ The largest employers headquartered in the market area include U.S. Joint Base Lewis-McChord, Navy Region Northwest, Microsoft, University of Washington, and Providence Health. Other significant employers include Costco, Boeing, Nordstrom, Amazon.com, Inc., Starbucks, Alaska Air Group and Weyerhaeuser

Projected Population Change '16-'21



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.8%
6.7%
5.0%
3.7%
Port Angeles
Seattle
Weighted Average
US

Median Household Income ($000s)



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$49.6
$71.1
$58.6
$55.6
Port Angeles
Seattle
Weighted Average
US

Projected Median Household Income Change '16-'21



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12.2%
8.8%
10.8%
7.8%
Port Angeles
Seattle
Weighted Average
US

Source: SNL Financial and Company Filings.

5

Financial Highlights  Financial Highlights  Source: Company Filings. Net interest income divided by average interest earning assets.Noninterest expense, excluding other real estate owned and repossessed property expense, as a percentage of net interest income and total noninterest income, excluding net securities transactions.  Net loans have grown over $68 million compared to 2013 which represents approximately 18% growth Profitable in each quarter since December 31, 2009ROAA in excess of 0.90% and ROAE in excess of 8.0% in each year since 2013Deposits grew over $90 million compared to 2011 (~75% of total deposits are core deposits at 12/31/15)NPAs have continued to decrease and have been reduced by $6.6 million since the high in 2011NPAs currently represent 0.54% of assets compared to 2.78% at the end of 2011Dividend has been steadily increasing with a current quarterly dividend of $0.075

 Loan Portfolio  Loan Portfolio Composition  Source: Company Filings.  The Company had $461.6 million of loans (including HFS) and operated at a loan-to-deposit ratio of ~103% as of 12/31/15Loans grew $25.0 million during the fourth quarter of 2015 compared to the prior quarter which represents over 23% annualized loan growth   Total Gross Loans ($mm)  11% CAGR

 Deposit Portfolio  Deposit Portfolio Composition  Sound Financial Bancorp, Inc. had over $440 million of deposits as of December 31, 2015 (approximately 75% of total deposits are “core”)Cost of deposits have declined to 63 bps for the year ended December 31, 2015 compared to 87 bps in 2011The Company has lowered CDs to 38% of total deposits compared to 45% in 2013  Deposits ($mm)  Source: SNL Financial.  10% CAGR

 Asset Quality Progress  Asset quality has improved significantly since 2011 with NPAs dropping from a high of 2.78% at 12/31/11 to 0.54% of total assets at 12/31/15Total non-performing assets have decreased over $6.5 million since the high in 2011The Company also had $5.1 million of performing restructured loans as of December 31, 2015  Source: Company Filings.(1) Nonperforming assets include $971,000, $2.3 million, $1.0 million, $828,000 and $2.8 million in nonperforming troubled debt restructurings as of December 31, 2015, 2014, 2013, 2012 and 2011, respectively.  Nonperforming Assets / Assets (%)  NCOs / Average Loans (%)  Total Nonperforming Assets ($mm)(1)  $9.5  $6.4  $3.1  $4.2  $2.9

 Capital Return to Shareholders  Dividends Declared Since 2013Q2  SFBC has returned capital to shareholders regularly since the second quarter of 2013Regular quarterly dividend per share paid has increased to $0.075/share  Shares Repurchased Since 2013Q2  Source: SNL Financial.

 Appendix

 SFBC Peers  Public Profitable Depositories in AK, ID, MT, OR and WA with Total Assets between $250mm – $1.0bn and NPAs / Assets < 4.0%  Source: SNL Financial, data as of 12/31/2015. Market data as of 4/18/2016.Data as of 3/31/2016.Nonperforming Assets + Loans 90+ Days Past Due and Still Accruing (NPLs + OREO + Other Nonaccrual Assets + 90PD Loans)/ Total Assets

 Stock Price Performance  LTM Stock Price Performance  Source: SNL Financial. Market data as of 4/18/2016.

 Management Team & Board of Directors  Source: SNL Financial.